UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2010

ADVANCED LIFE SCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51436	30-0296543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1440 Davey Road Woodridge, Illinois	60517
(Address of principal executive offices)	(Zip Code)

(630) 739-6744

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2010, the stockholders of Advanced Life Sciences Holdings, Inc. (“ADLS” or the “Company”) approved an amendment to the 2005 Advanced Life Sciences Holdings, Inc. Stock Incentive Plan (the “2005 Stock Incentive Plan”) to provide 2,000,000 additional stock options for grant (the “Plan Amendment”). The Plan Amendment previously had been approved by the Board of Directors and the Compensation Committee of the Board, subject to stockholder approval.

The 2005 Stock Incentive Plan, as amended by the Plan Amendment, is attached as Exhibit 10.1 hereto.

Item 5.07     Submission of Matters to a Vote of Security Holders.

On April 8, 2010, the Company held its annual meeting of stockholders (the “Annual Meeting”) Woodridge, Illinois.  At the Annual Meeting, the Company’s stockholders approved five (5) proposals. The proposals are described in detail in the Proxy Statement.

Proposal 1

ADLS stockholders elected three (3) individuals to the Board of Directors as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
John L. Flavin	32,526,960	4,734,528	24,805,273
Richard A. Reck	33,928,926	3,332,562	24,805,273
Rosalie Sagraves, Pharm.D	33,522,061	3,739,427	24,805,273

Proposal 2

ADLS stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2010 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,982,687	3,641,700	1,442,371	N/A

Proposal 3

ADLS stockholders approved an amendment to the Company’s articles of incorporation to increase the number of authorized shares from 125,000,000 to 625,000,000, including an increase in the number of authorized shares of common stock from 120,000,000 to 620,000,000, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,056,167	15,325,913	684,681	N/A

Proposal 4

ADLS stockholders approved an amendment to the 2005 Advanced Life Sciences Holdings, Inc. Stock Incentive Plan to provide 2,000,000 additional stock options for grant as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,081,885	10,390,614	788,989	24,805,273

Proposal 5

ADLS stockholders approved the authorization to the Company’s board of directors to effect a reverse stock split of the Company’s common stock at any time before April 8, 2011 at a specific ratio to be determined by the board of directors within a range from 1-for-2 to 1-for-30 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,134,612	13,427,305	1,504,844	N/A

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits:

10.1	2005 Advanced Life Sciences Holdings, Inc. Stock Incentive Plan (As Amended April 8, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED LIFE SCIENCES HOLDINGS, INC.

Dated: April 13, 2010	By:	/s/ Michael T. Flavin
	Name:	Michael T. Flavin, Ph.D.
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

10.1	2005 Advanced Life Sciences Holdings, Inc. Stock Incentive Plan (As Amended April 8, 2010)